UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                      September 13, 2005
The Hallwood Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-08303	51-0261339

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas		75219

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:                      (214) 528-5588

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 13, 2005, the Board of Directors of The Hallwood Group Incorporated (the “Company”) awarded Mr. Melvin J. Melle, Vice President, Chief Financial Officer and Secretary, a bonus in the amount of $200,000 in recognition of his service to the Company and the Company’s recent results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HALLWOOD GROUP INCORPORATED
Date: September 14, 2005	By:	/s/ Melvin J. Melle
		Name:	Melvin J. Melle
		Title:	Vice President

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